Accounts Receivable - Summary of Accounts Receivable (Detail) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Trade and other receivables [abstract]
Trade receivables from provisional concentrate sales, net of fair value adjustment	$ 2,516	$ 1,716
Trade receivables from sales of cobalt	6,642	9,488
Other accounts receivable	1,029	373
Total accounts receivable	$ 10,187	$ 11,577